UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 18, 2021
2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40791	86-3658454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TSVT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 18, 2021, the Securities and Exchange Commission declared the Registration Statement on Form 10 of 2seventy bio, Inc. (the “Company”), initially filed on September 9, 2021 (as amended, the “Form 10”), effective. Upon the effectiveness of the Form 10, the Company’s board of directors (the “Board”) increased the size of the Board from one to seven directors and appointed Daniel S. Lynch, Sarah Glickman, Ramy Ibrahim, M.D., Denice Torres, Marcela Maus, M.D., Ph.D., and William R. Sellers, M.D. to fill the resulting vacancies. Following these appointments, the Board consisted of Mr. Leschly, Mr. Lynch, Ms. Glickman, Dr. Ibrahim, Ms. Torres, Dr. Maus, and Dr. Sellers. Additionally, upon the effectiveness of the Form 10, (i) Ms. Glickman, Mr. Lynch and Ms. Torres were appointed to serve on the Audit Committee, which is chaired by Ms. Glickman, (ii) Mr. Lynch, Ms. Torres and Ms. Glickman were appointed to serve on the Compensation Committee, which is chaired by Mr. Lynch and (iii) Ms. Torres, Dr. Ibrahim, and Dr. Maus were appointed to serve on the Nominating and Corporate Governance Committee, which is chaired by Ms. Torres. Mr. Lynch, Ms. Glickman, Dr. Ibrahim, Ms. Torres, Dr. Maus, and Dr. Sellers are currently members of the board of directors of bluebird bio, Inc., from which they will resign effective upon completion of the separation of bluebird bio, Inc. and the Company into two independent, publicly traded companies.
There is no arrangement or understanding between each of Mr. Lynch, Ms. Glickman, Dr. Ibrahim, Ms. Torres, Dr. Maus, and Dr. Sellers and any other person pursuant to which he or she was selected as a director. None of Mr. Lynch, Ms. Glickman, Dr. Ibrahim, Ms. Torres, Dr. Maus, or Dr. Sellers is, or has been since January 1, 2020, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2seventy bio, Inc.

Dated: October 18, 2021	By:	/s/ Nick Leschly
		Name:	Nick Leschly
		Title:	Chief Executive Officer